UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09685

Pioneer High Yield Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  October 31, 2021

Date of reporting period: November 1, 2020 through April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer High
Yield Fund

Semiannual Report | April 30, 2021
A: TAHYX	C: PYICX	R: TYHRX	Y: TYHYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer High Yield Fund | Semiannual Report | 4/30/21 1

President’s Letter

Dear Shareholders,
With the first half of 2021 nearly over, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in both virus cases and related hospitalizations, have had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.
With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income tax rates on both individuals and businesses.
After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.
Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

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At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer High Yield Fund | Semiannual Report | 4/30/21 3

Portfolio Management Discussion | 4/30/21
In the following interview, portfolio managers Andrew Feltus, Kenneth Monaghan, and Matthew Shulkin discuss the factors that influenced Pioneer High Yield Fund’s performance for the six-month period ended April 30, 2021. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Monaghan, Co-Director of High Yield and a portfolio manager at Amundi US, and Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US, are responsible for the daily management of the Fund.
Q   How did the Fund perform during the six months ended April 30, 2021?
A    Pioneer High Yield Fund’s Class A shares returned 10.00% at net asset value during the six-month period ended April 30, 2021, while the Fund’s primary benchmark, the ICE Bank of America (ICE BofA) U.S. High Yield Index (the high-yield index), returned 8.12%, and the Fund’s secondary benchmark, the ICE BofA All-Convertibles Speculative Quality Index, returned 61.19%. During the same period, the average return of the 695 mutual funds in Morningstar’s High Yield Bond Funds category was 7.98%.
Q   Could you please describe the market environment for high yield bonds during the six-month period ended April 30, 2021?
A    Entering the period in November 2020, markets had been focused on heightened risks revolving around three key areas: the continuing COVID-19 pandemic, the need for additional fiscal stimulus, and political risks, particularly the US elections. After enacting two stimulus packages earlier in the year, another US government COVID-19 relief bill that had been passed in the House of Representatives became stalled in the US Senate. At the same time, a notable uptick in European COVID-19 cases reignited fears that the US remained at risk for a “second wave” of cases and a new round of potentially harmful economic lockdowns. Finally, concerns mounted over the potential for a protracted dispute over the presidential election results.
In December, the confirmation of November’s US election results helped reduce uncertainty and boosted market sentiment. That same month, the US economic outlook received two “shots in the arm,” as a pair of COVID-19 vaccines received emergency-use authorization, and Congress finally reached agreement on a $900 billion COVID-19 relief package. Markets viewed the vaccines as the proverbial “light at the end of the tunnel” for the pandemic, betting that widespread vaccinations would

4 Pioneer High Yield Fund | Semiannual Report | 4/30/21

help alleviate public-health uncertainty and bring forward the timing of a return to economic normalcy. The additional fiscal stimulus measures were viewed as offering much needed support for many individuals and businesses.
As 2021 got underway, investors elected to focus their attention on those positive developments and looked beyond regional “surges” in COVID-19 cases, as well as select data that suggested a slowing in the rate of economic recovery. By late January, remaining political uncertainty had been removed as a new administration and Democrat-controlled House and Senate took office and almost immediately began discussions about even more fiscal stimulus, which resulted in passage of another $1.9 trillion COVID-19 relief package soon after. Expectations that the COVID-19 vaccines would soon lead to a full economic reopening also drove positive market momentum. In response, riskier assets rallied and Treasury yields moved higher in the first quarter of 2021.
Within the high-yield corporate bond market, lower-quality issues generally outperformed for the six-month period as credit spreads tightened. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Q   Can you review the Fund’s principal strategies during the six-month period ended April 30, 2021, and the degree to which they added to or detracted from returns versus the benchmark high-yield index?
A   The Fund’s asset allocations and security selection results both aided benchmark-relative performance for the six-month period.
In sector terms, non-benchmark allocations to convertible bonds and common stocks contributed positively to the Fund’s relative returns. Within common stocks, holdings of energy issuers led the way, as some companies that had struggled and even defaulted experienced large recoveries during the six-month period. Positioning in the media sector also provided strong relative performance for the Fund, with an underweight allocation as well as security selection benefiting returns.
The largest detractor from relative performance from a positioning standpoint was the Fund’s cash allocation; we hold cash in the portfolio in an effort to ensure adequate liquidity as part of our investment strategy.
At the individual security level, selection results were strong for the Fund during the period. Leading positive contributors to the Fund’s benchmark-relative performance included a position in Shelf Drilling, an

Pioneer High Yield Fund | Semiannual Report | 4/30/21 5

operator of shallow water jack-up drilling rigs outside of the US; a common stock position in FTS International, one of the largest oil & gas well-completion companies in North America; and in Baytex Energy, an exploration-and-production company focused on oil operations in Western Canada and the Eagle Ford field in Texas.
Leading detractors from the Fund’s relative performance among individual securities included underweights in Occidental Petroleum, the large global exploration-and-production company; AMC Entertainment, which operates a chain of movie theaters; and Community Health Systems, a large operator of general acute-care hospitals.
Q   Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2021? If so, did the derivatives have any effect on the Fund’s performance?
A   Yes, we utilized index-based credit-default swaps in order to maintain the desired level of portfolio exposure to the high-yield market, and as a means of seeking to maintain sufficient liquidity to make opportunistic purchases and helping to meet any unanticipated redemption requests. We use the swaps to increase the Fund’s market exposure at certain times, and to decrease market exposure at other times. During the six-month period, the use of credit-default swaps had a positive effect on the Fund’s performance. We also invested the Fund in forward foreign currency contracts during the period, which had a negligible effect on relative performance.
Q   Did the Fund’s distributions* to shareholders change during the six-month period ended April 30, 2021?
A   The Fund’s income-generation and monthly distributions provided to shareholders remained relatively stable over the six-month period. Holding portfolio positions in convertible securities can result in a lower yield compared to a portfolio composed entirely of high-yield bonds. However, we view those allocations as beneficial to the Fund’s risk-adjusted total return profile.
Q   What is your assessment of the current climate for high-yield investing?
A   The Federal Reserve (Fed) has continued to message that it is willing to keep US monetary policy accommodative for an extended period of time. While “an extended period of time” seems to be a purposefully vague
* Distributions are not guaranteed.
6 Pioneer High Yield Fund | Semiannual Report | 4/30/21

duration, public comments from members of the Federal Open Market Committee (FOMC) have suggested that they could be thinking the “extended period” equals at least one year. If the FOMC, as suggested, waits for a full year with Core PCE (personal consumption) inflation at more than 2% before tightening monetary policy, rate hikes could be off the table until 2023, in our opinion. That would be consistent with the Fed’s own “dot plot” projections. Market pricing, however, has reflected a somewhat faster pace for rate hikes, due in part to the possibility that the markets may not “buy” the Fed’s new operating framework. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each of the FOMC’s members.)
Given the likelihood of additional fiscal stimulus through a proposed infrastructure spending package and possibly other initiatives, and a more rapid US economic reopening, we have revised upwards our base-case 2021 US gross domestic product growth forecast. We think the demand-driven economic growth dynamic could be positive for corporate fundamentals and consumer balance sheets. In turn, solid issuer fundamentals and still-elevated investor cash balances (which are earning close to 0% yield) may support the performance of credit-sensitive assets going forward.
We currently regard the risk of interest rates moving sharply higher as remote, but we are monitoring conditions closely as strong monthly economic data on the horizon could push Treasury yields higher in the coming months.
All in all, we believe the current backdrop is supportive for high-yield fundamentals. Strong growth and corporate profits have resulted in decreasing default rates. Markets are open and companies have good access to financing, in both the loan and bond markets.
Our main concern heading into the second half of the Fund’s fiscal year is valuations. High-yield spreads, at period-end, were in the lower quartile of historical ranges, but still appear attractive relative to other “spread assets,” such as investment-grade corporate bonds and government-backed mortgage bonds. Our base case is that default losses might be low, but that the level of valuations and rising Treasury yields could constrain total returns, even if high-yield securities continue to outperform other segments of the bond market.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 7

Please refer to the Schedule of Investments on pages 17–38 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
8 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Portfolio Summary | 4/30/21
Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*

1.	U.S. Treasury Floating Rate Notes, 0.32% (3 Month U.S. Treasury Bill
	Money Market Yield + 30 bps), 10/31/21	1.43%
2.	Iron Mountain, Inc., 4.875%, 9/15/27 (144A)	0.99
3.	MDC Partners, Inc., 7.5%, 5/1/24 (144A)	0.94
4.	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	0.91
5.	Teva Pharmaceutical Finance Netherlands III BV, 2.8%, 7/21/23	0.88
6.	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	0.86
7.	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	0.86
8.	Garda World Security Corp., 9.5%, 11/1/27 (144A)	0.82
9.	FAGE International S.A./FAGE USA Dairy Industry, Inc., 5.625%, 8/15/26 (144A)	0.79
10.	Greif, Inc., 6.5%, 3/1/27 (144A)	0.77

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 9

Prices and Distributions | 4/30/21
Net Asset Value per Share

Class	4/30/21	10/31/20
A	$9.65	$8.99
C	$9.85	$9.18
R	$10.94	$10.20
Y	$9.66	$9.00

Distributions per Share: 11/1/20–4/30/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2317	$ —	$ —
C	$0.1978	$ —	$ —
R	$0.2391	$ —	$ —
Y	$0.2435	$ —	$ —

Index Definitions
The ICE Bank of America (BofA) U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE Bank of America (BofA) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and the “Value of $5 Million Investment” charts on pages 11–14.
10 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2021)

			ICE	ICE
	Net	Public	BofA	BofA All-
	Asset	Offering	U.S. High	Convertibles
	Value	Price	Yield	Speculative
Period	(NAV)	(POP)	Index	Quality Index
10 years	4.83%	4.35%	6.27%	16.50%
5 years	6.52	5.55	7.33	30.62
1 year	23.69	18.12	20.10	140.14

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross	Net
1.17%	1.10%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through March 1, 2022 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 11

Performance Update | 4/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2021)

			ICE	ICE
			BofA	BofA All-
			U.S. High	Convertibles
	If	If	Yield	Speculative
Period	Held	Redeemed	Index	Quality Index
10 years	4.08%	4.08%	6.27%	16.50%
5 years	5.72	5.72	7.33	30.62
1 year	22.61	22.61	20.10	140.14

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.87%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
12 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2021)

		ICE	ICE
	Net	BofA	BofA All-
	Asset	U.S. High	Convertibles
	Value	Yield	Speculative
Period	(NAV)	Index	Quality Index
10 years	4.46%	6.27%	16.50%
5 years	6.11	7.33	30.62
1 year	23.00	20.10	140.14

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.51%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 13

Performance Update | 4/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2021)
		ICE	ICE
	Net	BofA	BofA All-
	Asset	U.S. High	Convertibles
	Value	Yield	Speculative
Period	(NAV)	Index	Quality Index
10 years	5.15%	6.27%	16.50%
5 years	6.82	7.33	30.62
1 year	24.12	20.10	140.14

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross	Net
0.87%	0.85%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through March 1, 2022 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1. Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2. Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund
Based on actual returns from November 1, 2020 through April 30, 2021.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/20
Ending Account	$1,100.00	$1,095.10	$1,096.70	$1,101.20
Value (after expenses)
on 4/30/21
Expenses Paid	$5.73	$10.39	$8.11	$4.48
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 2.00%, 1.56%, and 0.85% for Class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer High Yield Fund | Semiannual Report | 4/30/21 15

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2020 through April 30, 2021.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/20
Ending Account	$1,019.34	$1,014.88	$1,017.06	$1,020.53
Value (after expenses)
on 4/30/21
Expenses Paid	$5.51	$9.99	$7.80	$4.31
During Period*
*
Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 2.00%, 1.56%, and 0.85% for Class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Schedule of Investments | 4/30/21
(unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 95.0%
COMMON STOCKS — 0.9% of Net Assets
Energy Equipment & Services — 0.7%
142,597(a)	FTS International, Inc.	$ 3,667,595
29,249^(a)	Superior Energy Services, Inc.	928,656
	Total Energy Equipment & Services	$ 4,596,251
Oil, Gas & Consumable Fuels — 0.2%
23(a)	Amplify Energy Corp.	$ 61
6,967,063^(a)	Ascent CNR Corp.	209,012
30,000(a)	Whiting Petroleum Corp.	1,202,100
	Total Oil, Gas & Consumable Fuels	$ 1,411,173
TOTAL COMMON STOCKS
	(Cost $6,543,604)	$ 6,007,424
CONVERTIBLE PREFERRED STOCK — 0.3%
of Net Assets
Banks — 0.3%
1,561(b)	Wells Fargo & Co., 7.5%	$ 2,238,193
	Total Banks	$ 2,238,193
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $1,767,832)	$ 2,238,193

Principal
Amount
USD ($)
COLLATERALIZED MORTGAGE OBLIGATION —
0.0%† of Net Assets
207,347	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B1, 5.25%, 11/25/32 (144A)	$ 131,644
TOTAL COLLATERALIZED MORTGAGE OBLIGATION
	(Cost $201,702)	$ 131,644
CONVERTIBLE CORPORATE BONDS — 4.0%
of Net Assets
Airlines — 0.8%
1,437,000	Air Canada, 4.0%, 7/1/25 (144A)	$ 2,204,358
2,768,000	Spirit Airlines, Inc., 1.0%, 5/15/26	2,840,388
	Total Airlines	$ 5,044,746
Biotechnology — 0.3%
1,714,000	Insmed, Inc., 1.75%, 1/15/25	$ 1,911,110
	Total Biotechnology	$ 1,911,110
Commercial Services — 0.0%†
50	Macquarie Infrastructure Corp., 2.0%, 10/1/23	$ 49
	Total Commercial Services	$ 49

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 17

Schedule of Investments | 4/30/21
(unaudited)(continued)

Principal
Amount
USD ($)		Value
Entertainment — 0.5%
1,974,000(c)	DraftKings, Inc., 3/15/28 (144A)	$ 1,884,183
1,369,000	IMAX Corp., 0.5%, 4/1/26 (144A)	1,419,335
	Total Entertainment	$ 3,303,518
Healthcare-Products — 0.3%
1,775,000	Integra LifeSciences Holdings Corp., 0.5%, 8/15/25	$ 2,043,558
	Total Healthcare-Products	$ 2,043,558
Leisure Time — 0.2%
915,000	Royal Caribbean Cruises, Ltd., 4.25%, 6/15/23 (144A)	$ 1,284,202
	Total Leisure Time	$ 1,284,202
Media — 0.2%
1,596,000	DISH Network Corp., 3.375%, 8/15/26	$ 1,679,790
	Total Media	$ 1,679,790
Mining — 0.3%
1,695,000	Ivanhoe Mines Ltd., 2.5%, 4/15/26 (144A)	$ 2,023,491
	Total Mining	$ 2,023,491
Pharmaceuticals — 0.5%
2,035,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 2,336,434
2,122,000	Tricida, Inc., 3.5%, 5/15/27 (144A)	822,012
	Total Pharmaceuticals	$ 3,158,446
REITs — 0.1%
752,000	Summit Hotel Properties, Inc., 1.5%, 2/15/26	$ 814,416
	Total REITs	$ 814,416
Software — 0.8%
2,695,000	Ceridian HCM Holding, Inc., 0.25%, 3/15/26 (144A)	$ 2,681,525
1,085,000(c)	Everbridge, Inc., 3/15/26 (144A)	1,101,275
1,450,000	Verint Systems, Inc., 0.25%, 4/15/26 (144A)	1,462,219
	Total Software	$ 5,245,019
TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $25,030,622)	$ 26,508,345
CORPORATE BONDS — 85.3% of Net Assets
Advertising — 1.6%
300,000	Clear Channel International BV, 6.625%, 8/1/25 (144A)	$ 313,500
1,430,000	Clear Channel Outdoor Holdings, Inc., 7.75%,
	4/15/28 (144A)	1,472,271
990,000	Lamar Media Corp., 3.625%, 1/15/31 (144A)	965,250
5,857,000(d)	MDC Partners, Inc., 7.5%, 5/1/24 (144A)	5,959,029

The accompanying notes are an integral part of these financial statements.
18 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Principal
Amount
USD ($)		Value
	Advertising — (continued)
1,080,000	Outfront Media Capital LLC/Outfront Media Capital
	Corp., 4.25%, 1/15/29 (144A)	$ 1,072,991
975,000	Outfront Media Capital LLC/Outfront Media Capital
	Corp., 6.25%, 6/15/25 (144A)	1,034,718
	Total Advertising	$ 10,817,759
	Airlines — 1.2%
955,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.5%, 4/20/26 (144A)	$ 1,002,750
795,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.75%, 4/20/29 (144A)	851,843
2,036,000	Delta Air Lines, Inc., 3.75%, 10/28/29	2,026,861
650,000	Hawaiian Brand Intellectual Property, Ltd./
	HawaiianMiles Loyalty, Ltd., 5.75%, 1/20/26 (144A)	686,562
2,430,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
	Property Assets, Ltd., 6.5%, 6/20/27 (144A)	2,661,579
415,000	United Airlines, Inc., 4.375%, 4/15/26 (144A)	430,654
415,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	431,268
	Total Airlines	$ 8,091,517
	Auto Manufacturers — 2.9%
2,345,000	Allison Transmission, Inc., 3.75%, 1/30/31 (144A)	$ 2,262,925
1,480,000	Ford Motor Credit Co. LLC, 3.375%, 11/13/25	1,514,203
730,000	Ford Motor Credit Co. LLC, 4.0%, 11/13/30	745,513
3,110,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	3,250,292
3,095,000	Ford Motor Credit Co. LLC, 4.134%, 8/4/25	3,268,165
1,635,000	Ford Motor Credit Co. LLC, 4.542%, 8/1/26	1,755,581
1,825,000	Ford Motor Credit Co. LLC, 5.113%, 5/3/29	1,993,265
4,221,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	4,458,431
	Total Auto Manufacturers	$ 19,248,375
	Auto Parts & Equipment — 1.8%
4,585,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 4,708,222
1,700,000	American Axle & Manufacturing, Inc., 6.5%, 4/1/27	1,795,625
1,435,000	Dana, Inc., 4.25%, 9/1/30	1,454,731
3,198,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	3,377,887
735,000	Wheel Pros, Inc., 6.5%, 5/15/29 (144A)	736,000
	Total Auto Parts & Equipment	$ 12,072,465
	Banks — 1.7%
3,568,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	$ 3,692,880
2,396,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	2,485,970

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 19

 Schedule of Investments | 4/30/21
(unaudited)(continued)
Principal
Amount
USD ($)		Value
	Banks — (continued)
1,600,000(b)(e)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
	Rate + 546 bps) (144A)	$ 1,820,000
3,538,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	3,538,000
	Total Banks	$ 11,536,850
	Building Materials — 2.7%
270,000	Builders FirstSource, Inc., 5.0%, 3/1/30 (144A)	$ 286,538
2,281,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	2,452,987
3,035,000	Cornerstone Building Brands, Inc., 6.125%,
	1/15/29 (144A)	3,243,656
1,420,000	CP Atlas Buyer, Inc., 7.0%, 12/1/28 (144A)	1,472,696
585,000	Forterra Finance LLC/FRTA Finance Corp., 6.5%,
	7/15/25 (144A)	631,800
1,217,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	1,250,468
585,000	Patrick Industries, Inc., 4.75%, 5/1/29 (144A)	586,638
4,458,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	4,839,872
203,000	Summit Materials LLC/Summit Materials Finance
	Corp., 5.125%, 6/1/25 (144A)	205,791
130,000	Summit Materials LLC/Summit Materials Finance
	Corp., 5.25%, 1/15/29 (144A)	136,825
2,918,000	Summit Materials LLC/Summit Materials Finance
	Corp., 6.5%, 3/15/27 (144A)	3,078,490
	Total Building Materials	$ 18,185,761
	Chemicals — 3.7%
2,860,000	Element Solutions, Inc., 3.875%, 9/1/28 (144A)	$ 2,852,850
1,480,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	1,593,153
EUR 1,095,000	INEOS Quattro Finance 2 Plc, 2.5%, 1/15/26 (144A)	1,319,968
555,000	INEOS Quattro Finance 2 Plc, 3.375%, 1/15/26 (144A)	553,679
3,316,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	3,303,001
1,040,000	Kraton Polymers LLC/Kraton Polymers Capital Corp.,
	4.25%, 12/15/25 (144A)	1,055,600
2,328,000	OCI NV, 4.625%, 10/15/25 (144A)	2,432,155
627,000	OCI NV, 5.25%, 11/1/24 (144A)	651,472
1,976,000	Olin Corp., 5.0%, 2/1/30	2,079,740
2,880,000	Trinseo Materials Operating SCA/Trinseo Materials
	Finance, Inc., 5.125%, 4/1/29 (144A)	2,923,200
4,115,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	4,202,444
1,218,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	1,300,970
	Total Chemicals	$ 24,268,232
	Coal — 0.5%
3,077,000	SunCoke Energy Partners LP/SunCoke Energy
	Partners Finance Corp., 7.5%, 6/15/25 (144A)	$ 3,204,757
	Total Coal	$ 3,204,757

The accompanying notes are an integral part of these financial statements.
20 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Principal
Amount
USD ($)		Value
	Commercial Services — 4.5%
1,410,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 1,491,075
3,405,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 9.75%, 7/15/27 (144A)	3,736,988
1,710,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	1,838,814
2,030,000	Brink’s Co., 5.5%, 7/15/25 (144A)	2,141,650
3,855,000	Celestial-Saturn Merger Sub, Inc., 4.5%, 5/1/28 (144A)	3,849,333
295,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	295,000
4,714,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	5,197,185
1,470,000	NESCO Holdings II, Inc., 5.5%, 4/15/29 (144A)	1,514,100
975,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 5.25%, 4/15/24 (144A)	1,040,813
1,870,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 5.75%, 4/15/26 (144A)	2,043,910
4,165,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 6.25%, 1/15/28 (144A)	4,352,425
2,279,000	Sotheby’s, 7.375%, 10/15/27 (144A)	2,456,305
	Total Commercial Services	$ 29,957,598
	Computers — 0.8%
330,000	Diebold Nixdorf, Inc., 8.5%, 4/15/24	$ 337,012
2,605,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	2,901,319
1,275,000	NCR Corp., 5.0%, 10/1/28 (144A)	1,313,250
635,000	NCR Corp., 5.25%, 10/1/30 (144A)	657,225
290,000	NCR Corp., 8.125%, 4/15/25 (144A)	316,100
	Total Computers	$ 5,524,906
	Cosmetics/Personal Care — 0.5%
3,080,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 3,272,500
	Total Cosmetics/Personal Care	$ 3,272,500
	Diversified Financial Services — 2.9%
2,360,000	Alliance Data Systems Corp., 4.75%, 12/15/24 (144A)	$ 2,422,658
3,250,000(f)	Avation Capital SA, 8.25% (8.25% PIK 9.00% cash),
	10/31/26 (144A)	2,632,500
3,425,466(f)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK 6.50%
	cash), 9/15/24 (144A)	3,425,466
1,900,000	Nationstar Mortgage Holdings, Inc., 5.125%,
	12/15/30 (144A)	1,880,354
1,275,000	Nationstar Mortgage Holdings, Inc., 5.5%,
	8/15/28 (144A)	1,287,750
1,235,000	PHH Mortgage Corp., 7.875%, 3/15/26 (144A)	1,259,663
1,965,000	United Wholesale Mortgage LLC, 5.5%, 4/15/29 (144A)	1,931,163
3,806,000	VistaJet Malta Finance Plc/XO Management Holding,
	Inc., 10.5%, 6/1/24 (144A)	4,100,965
	Total Diversified Financial Services	$ 18,940,519

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 21

Schedule of Investments | 4/30/21
(unaudited)(continued)

Principal
Amount
USD ($)		Value
	Electric — 2.4%
875,000	Calpine Corp., 4.625%, 2/1/29 (144A)	$ 861,875
875,000	Calpine Corp., 5.0%, 2/1/31 (144A)	861,875
1,133,000	Calpine Corp., 5.25%, 6/1/26 (144A)	1,163,081
1,640,000	Clearway Energy Operating LLC, 3.75%,
	2/15/31 (144A)	1,616,532
915,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	895,556
1,315,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	1,288,310
235,288	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	250,582
390,000	Pattern Energy Operations LP/Pattern Energy
	Operations, Inc., 4.5%, 8/15/28 (144A)	394,875
2,830,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	2,933,437
3,285,000	Talen Energy Supply LLC, 10.5%, 1/15/26 (144A)	3,019,244
2,852,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	2,969,502
	Total Electric	$ 16,254,869
	Electrical Components & Equipment — 0.7%
1,800,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$ 1,840,500
1,390,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	1,501,200
965,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	1,071,150
	Total Electrical Components & Equipment	$ 4,412,850
	Electronics — 0.2%
795,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	$ 789,467
615,000	TTM Technologies, Inc., 4.0%, 3/1/29 (144A)	615,769
	Total Electronics	$ 1,405,236
	Engineering & Construction — 2.2%
1,125,000	Arcosa, Inc., 4.375%, 4/15/29 (144A)	$ 1,150,549
1,178,000	Brundage-Bone Concrete Pumping Holdings, Inc.,
	6.0%, 2/1/26 (144A)	1,239,686
2,556,000	Dycom Industries, Inc., 4.5%, 4/15/29 (144A)	2,594,340
2,070,000	KBR, Inc., 4.75%, 9/30/28 (144A)	2,090,700
5,175,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	5,737,781
1,991,000	TopBuild Corp., 3.625%, 3/15/29 (144A)	1,971,090
	Total Engineering & Construction	$ 14,784,146
	Entertainment — 2.9%
740,000	Boyne USA, Inc., 4.75%, 5/15/29 (144A)	$ 760,350
3,536,000	Caesars Entertainment, Inc., 8.125%, 7/1/27 (144A)	3,929,132
942,000	Cirsa Finance International S.a.r.l., 7.875%,
	12/20/23 (144A)	958,485
860,000	International Game Technology Plc, 4.125%,
	4/15/26 (144A)	886,153

The accompanying notes are an integral part of these financial statements.
22 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Principal
Amount
USD ($)		Value
	Entertainment — (continued)
2,030,000	Lions Gate Capital Holdings LLC, 5.5%, 4/15/29 (144A)	$ 2,035,075
3,110,000	Mohegan Gaming & Entertainment, 8.0%,
	2/1/26 (144A)	3,156,339
1,580,000	Scientific Games International, Inc., 7.0%,
	5/15/28 (144A)	1,698,500
1,580,000	Scientific Games International, Inc., 7.25%,
	11/15/29 (144A)	1,737,874
3,958,000	Scientific Games International, Inc., 8.25%,
	3/15/26 (144A)	4,264,745
	Total Entertainment	$ 19,426,653
	Environmental Control — 1.1%
330,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 338,662
3,728,000	Covanta Holding Corp., 6.0%, 1/1/27	3,895,760
875,000	GFL Environmental, Inc., 4.0%, 8/1/28 (144A)	837,323
2,225,000	Tervita Corp., 11.0%, 12/1/25 (144A)	2,519,812
	Total Environmental Control	$ 7,591,557
	Food — 2.2%
4,870,000	FAGE International SA/FAGE USA Dairy Industry,
	Inc., 5.625%, 8/15/26 (144A)	$ 5,010,012
738,000	Ingles Markets, Inc., 5.75%, 6/15/23	745,159
4,032,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./
	Simmons Pet Food, Inc./Simmons Feed, 4.625%,
	3/1/29 (144A)	4,063,087
2,495,000	United Natural Foods, Inc., 6.75%, 10/15/28 (144A)	2,688,363
1,835,000	US Foods, Inc., 4.75%, 2/15/29 (144A)	1,851,056
	Total Food	$ 14,357,677
	Forest Products & Paper — 1.6%
2,030,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 2,045,367
4,605,000	Mercer International, Inc., 5.125%, 2/1/29 (144A)	4,760,419
3,858,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26 (144A)	4,079,835
	Total Forest Products & Paper	$ 10,885,621
	Healthcare-Services — 1.7%
1,060,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	$ 1,060,212
475,000	ModivCare, Inc., 5.875%, 11/15/25 (144A)	504,688
1,960,000	Prime Healthcare Services, Inc., 7.25%,
	11/1/25 (144A)	2,108,333
4,328,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	4,745,896
690,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	720,360
2,287,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	2,418,502
	Total Healthcare-Services	$ 11,557,991

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 23

Schedule of Investments | 4/30/21
(unaudited)(continued)

Principal
Amount
USD ($)		Value
	Home Builders — 2.1%
3,790,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	$ 3,903,700
1,405,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	1,559,550
1,877,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 6.25%, 9/15/27 (144A)	1,989,620
3,165,000	M/I Homes, Inc., 4.95%, 2/1/28	3,328,156
2,963,000	Taylor Morrison Communities, Inc., 5.875%,
	6/15/27 (144A)	3,363,005
	Total Home Builders	$ 14,144,031
	Home Furnishings — 0.5%
1,835,000	Tempur Sealy International, Inc., 4.0%, 4/15/29 (144A)	$ 1,858,543
1,170,000	WASH Multifamily Acquisition, Inc., 5.75%,
	4/15/26 (144A)	1,215,338
	Total Home Furnishings	$ 3,073,881
	Household Products/Wares — 0.4%
870,000	Central Garden & Pet Co., 4.125%, 4/30/31 (144A)	$ 865,650
1,360,000	Spectrum Brands, Inc., 5.5%, 7/15/30 (144A)	1,467,100
	Total Household Products/Wares	$ 2,332,750
	Housewares — 0.4%
445,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 475,037
2,105,000	Scotts Miracle-Gro Co., 4.0%, 4/1/31 (144A)	2,083,950
	Total Housewares	$ 2,558,987
	Internet — 0.4%
2,161,000	Netflix, Inc., 5.375%, 11/15/29 (144A)	$ 2,566,187
	Total Internet	$ 2,566,187
	Iron & Steel — 2.1%
2,920,000	Carpenter Technology Corp., 6.375%, 7/15/28	$ 3,201,886
4,993,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	5,417,405
192,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	225,360
794,000	Commercial Metals Co., 3.875%, 2/15/31	794,000
1,230,000	Commercial Metals Co., 5.375%, 7/15/27	1,303,800
2,985,000	TMS International Corp., 6.25%, 4/15/29 (144A)	3,104,400
	Total Iron & Steel	$ 14,046,851
	Leisure Time — 1.9%
365,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 399,675
EUR 475,000	Carnival Corp., 7.625%, 3/1/26 (144A)	632,354
500,000	Carnival Corp., 10.5%, 2/1/26 (144A)	589,325
2,130,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	2,225,850
585,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	616,192
2,250,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	2,483,910

The accompanying notes are an integral part of these financial statements.
24 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Principal
Amount
USD ($)		Value
	Leisure Time — (continued)
1,191,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	$ 1,379,702
2,978,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	2,918,440
1,165,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%,
	2/15/29 (144A)	1,183,931
	Total Leisure Time	$ 12,429,379
	Lodging — 0.8%
1,555,000	Hilton Domestic Operating Co., Inc., 4.0%,
	5/1/31 (144A)	$ 1,570,550
1,965,000	Station Casinos LLC, 4.5%, 2/15/28 (144A)	1,973,828
1,270,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	1,455,738
	Total Lodging	$ 5,000,116
	Machinery-Construction & Mining — 0.2%
1,535,000	Terex Corp., 5.0%, 5/15/29 (144A)	$ 1,596,400
	Total Machinery-Construction & Mining	$ 1,596,400
	Media — 2.7%
1,140,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	4.5%, 6/1/33 (144A)	$ 1,148,915
2,290,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	5.0%, 2/1/28 (144A)	2,393,050
2,869,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	5.125%, 5/1/27 (144A)	3,002,593
2,800,000	Clear Channel Worldwide Holdings, Inc.,
	9.25%, 2/15/24	2,922,500
200,000	CSC Holdings LLC, 5.0%, 11/15/31 (144A)	200,375
2,000,000	CSC Holdings LLC, 5.375%, 2/1/28 (144A)	2,104,780
1,040,000	CSC Holdings LLC, 5.75%, 1/15/30 (144A)	1,105,650
2,672,000	CSC Holdings LLC, 7.5%, 4/1/28 (144A)	2,942,540
2,067,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	1,121,347
1,135,000	News Corp., 3.875%, 5/15/29 (144A)	1,157,110
	Total Media	$ 18,098,860
	Mining — 2.5%
1,325,000	Alcoa Nederland Holding BV, 4.125%, 3/31/29 (144A)	$ 1,353,156
2,025,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	1,963,663
625,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	656,250
1,680,000	First Quantum Minerals, Ltd., 6.875%,
	10/15/27 (144A)	1,845,396
730,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	743,687
1,780,000	FMG Resources August 2006 Pty, Ltd., 4.375%,
	4/1/31 (144A)	1,848,975
2,065,000	Hecla Mining Co., 7.25%, 2/15/28	2,258,594

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 25

Schedule of Investments | 4/30/21
(unaudited)(continued)

Principal
Amount
USD ($)		Value
	Mining — (continued)
2,238,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	$ 2,327,520
1,533,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	1,693,888
1,840,000	Novelis Corp., 5.875%, 9/30/26 (144A)	1,919,470
	Total Mining	$ 16,610,599
	Miscellaneous Manufacturers — 0.2%
1,095,000	Hillenbrand, Inc., 3.75%, 3/1/31	$ 1,085,419
	Total Miscellaneous Manufacturers	$ 1,085,419
	Oil & Gas — 6.9%
3,056,000	Aethon United BR LP/Aethon United Finance Corp.,
	8.25%, 2/15/26 (144A)	$ 3,248,742
4,700,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	4,347,500
2,626,000	Cenovus Energy, Inc., 6.75%, 11/15/39	3,323,038
3,435,000	Colgate Energy Partners III LLC, 7.75%,
	2/15/26 (144A)	3,426,412
1,375,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%,
	2/1/31 (144A)	1,416,250
2,820,000	Indigo Natural Resources LLC, 5.375%, 2/1/29 (144A)	2,798,850
2,535,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	2,598,375
1,245,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	1,329,386
2,150,000	Murphy Oil Corp., 6.375%, 7/15/28	2,182,250
3,259,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	3,304,626
3,320,000	Occidental Petroleum Corp., 4.4%, 4/15/46	2,921,600
665,000	Occidental Petroleum Corp., 5.5%, 12/1/25	714,875
1,790,000	Parkland Corp., 5.875%, 7/15/27 (144A)	1,905,992
2,172,000	PBF Holding Co. LLC/PBF Finance Corp.,
	6.0%, 2/15/28	1,638,959
1,167,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	1,222,432
3,324,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	2,526,240
1,635,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	1,679,963
1,921,321	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	1,820,452
3,240,000	Vine Energy Holdings LLC, 6.75%, 4/15/29 (144A)	3,244,050
	Total Oil & Gas	$ 45,649,992
	Oil & Gas Services — 0.9%
1,270,000	Archrock Partners LP/Archrock Partners Finance
	Corp., 6.25%, 4/1/28 (144A)	$ 1,327,666
1,195,000	Archrock Partners LP/Archrock Partners Finance
	Corp., 6.875%, 4/1/27 (144A)	1,271,181
1,448,000	Exterran Energy Solutions LP/EES Finance Corp.,
	8.125%, 5/1/25	1,303,200
1,945,000	TechnipFMC Plc, 6.5%, 2/1/26 (144A)	2,076,120
	Total Oil & Gas Services	$ 5,978,167

The accompanying notes are an integral part of these financial statements.
26 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Principal
Amount
USD ($)		Value
	Packaging & Containers — 2.3%
1,715,000	Ardagh Packaging Finance Plc/Ardagh Holdings
	USA, Inc., 5.25%, 4/30/25 (144A)	$ 1,798,606
4,453,000	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	5,410,395
4,592,000	Greif, Inc., 6.5%, 3/1/27 (144A)	4,855,742
2,955,000	TriMas Corp., 4.125%, 4/15/29 (144A)	2,947,583
	Total Packaging & Containers	$ 15,012,326
	Pharmaceuticals — 3.3%
2,087,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	$ 2,324,396
530,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	537,902
1,063,000	Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)	1,089,575
893,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)	972,254
893,000	Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)	989,524
1,084,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
	6/30/28 (144A)	823,840
1,259,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.5%,
	7/31/27 (144A)	1,334,540
1,800,000	Jazz Securities DAC, 4.375%, 1/15/29 (144A)	1,840,500
915,000	Organon Finance 1 LLC, 4.125%, 4/30/28 (144A)	937,408
710,000	Organon Finance 1 LLC, 5.125%, 4/30/31 (144A)	736,696
1,700,000	P&L Development LLC/PLD Finance Corp., 7.75%,
	11/15/25 (144A)	1,806,250
2,749,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	2,893,323
5,598,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.8%, 7/21/23	5,542,748
	Total Pharmaceuticals	$ 21,828,956
	Pipelines — 4.8%
2,755,000	Cheniere Energy Partners LP, 4.0%, 3/1/31 (144A)	$ 2,803,213
3,400,000	DCP Midstream Operating LP, 5.6%, 4/1/44	3,487,397
2,800,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 6.75%, 5/15/25	2,849,000
3,520,000(b)(e)	Energy Transfer LP, 7.125% (5 Year CMT
	Index + 531 bps)	3,590,400
68,000	EnLink Midstream LLC, 5.375%, 6/1/29	68,000
1,375,000	EnLink Midstream Partners LP, 4.15%, 6/1/25	1,386,866
685,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	563,412
2,473,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	2,132,962
1,295,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	8.0%, 1/15/27	1,334,135
1,812,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	1,937,119
4,126,000	Harvest Midstream I LP, 7.5%, 9/1/28 (144A)	4,445,765
3,167,000	Northriver Midstream Finance LP, 5.625%,
	2/15/26 (144A)	3,265,969

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 27

Schedule of Investments | 4/30/21
(unaudited)(continued)

Principal
Amount
USD ($)		Value
	Pipelines — (continued)
1,985,000	NuStar Logistics LP, 6.375%, 10/1/30	$ 2,185,981
2,200,000	PBF Logistics LP/PBF Logistics Finance Corp.,
	6.875%, 5/15/23	2,197,250
	Total Pipelines	$ 32,247,469
	REITs — 3.1%
6,000,000	Iron Mountain, Inc., 4.875%, 9/15/27 (144A)	$ 6,240,000
1,780,000	iStar, Inc., 4.25%, 8/1/25	1,803,852
3,190,000	iStar, Inc., 4.75%, 10/1/24	3,325,575
3,155,000	MPT Operating Partnership LP/MPT Finance Corp.,
	3.5%, 3/15/31	3,147,806
2,453,000	MPT Operating Partnership LP/MPT Finance Corp.,
	4.625%, 8/1/29	2,596,697
1,560,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 7.875%, 2/15/25 (144A)	1,680,900
2,090,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
	LLC, 6.5%, 2/15/29 (144A)	2,077,533
	Total REITs	$ 20,872,363
	Retail — 3.9%
2,660,000	AAG FH LP/AAG FH Finco, Inc., 9.75%,
	7/15/24 (144A)	$ 2,593,587
1,409,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28	1,451,270
1,845,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	1,840,388
4,077,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	4,182,187
650,000	Bloomin’ Brands, Inc./OSI Restaurant Partners LLC,
	5.125%, 4/15/29 (144A)	662,382
275,000	GYP Holdings III Corp., 4.625%, 5/1/29 (144A)	275,402
865,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	872,569
905,000	L Brands, Inc., 6.625%, 10/1/30 (144A)	1,042,976
2,220,000	LCM Investments Holdings II LLC, 4.875%,
	5/1/29 (144A)	2,270,882
995,000	Macy’s Retail Holdings LLC, 5.875%, 4/1/29 (144A)	1,021,069
1,710,000	Murphy Oil USA, Inc., 3.75%, 2/15/31 (144A)	1,684,350
670,000	Park River Holdings, Inc., 5.625%, 2/1/29 (144A)	652,412
1,461,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	1,497,423
1,995,000	QVC, Inc., 4.375%, 9/1/28	2,041,942
1,195,000	QVC, Inc., 4.75%, 2/15/27	1,260,725
2,609,000	Staples, Inc., 7.5%, 4/15/26 (144A)	2,700,315
	Total Retail	$ 26,049,879
	Semiconductors — 0.4%
2,345,000	Entegris, Inc., 3.625%, 5/1/29 (144A)	$ 2,380,175
	Total Semiconductors	$ 2,380,175

The accompanying notes are an integral part of these financial statements.
28 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Principal
Amount
USD ($)		Value
	Telecommunications — 3.7%
4,507,000	Altice France Holding SA, 6.0%, 2/15/28 (144A)	$ 4,476,552
465,000	Altice France SA, 5.125%, 1/15/29 (144A)	466,167
2,180,000	Altice France SA, 5.125%, 7/15/29 (144A)	2,182,965
1,510,000	CommScope Technologies LLC, 5.0%, 3/15/27 (144A)	1,495,938
1,081,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	1,158,021
40,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	39,000
3,168,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	3,267,000
2,492,000	LogMeIn, Inc., 5.5%, 9/1/27 (144A)	2,597,312
800,000	Lumen Technologies, Inc., 4.0%, 2/15/27 (144A)	815,104
3,270,000	Lumen Technologies, Inc., 4.5%, 1/15/29 (144A)	3,220,950
2,120,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	2,088,200
2,685,000	Windstream Escrow LLC/Windstream Escrow Finance
	Corp., 7.75%, 8/15/28 (144A)	2,799,112
	Total Telecommunications	$ 24,606,321
	Transportation — 1.8%
575,000	Cargo Aircraft Management, Inc., 4.75%,
	2/1/28 (144A)	$ 588,794
2,387,000	Danaos Corp., 8.5%, 3/1/28 (144A)	2,548,134
2,600,000	Seaspan Corp. 6.5%, 4/29/26 (144A)	2,619,500
2,200,000	Watco Cos., LLC/Watco Finance Corp., 6.5%,
	6/15/27 (144A)	2,343,000
3,590,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	4,070,163
	Total Transportation	$ 12,169,591
	Trucking & Leasing — 0.2%
1,205,000	Fortress Transportation & Infrastructure Investors
	LLC, 9.75%, 8/1/27 (144A)	$ 1,391,775
	Total Trucking & Leasing	$ 1,391,775
	TOTAL CORPORATE BONDS
	(Cost $544,328,670)	$ 567,528,313
	INSURANCE-LINKED SECURITIES — 0.4%
	of Net Assets#
	Event Linked Bonds — 0.0%†
	Multiperil – U.S. — 0.0%†
750,000+(g)	Caelus Re V, 0.508% (1 Month U.S. Treasury Bill +
	50 bps), 6/5/24 (144A)	$ 66
450,000(g)	Caelus Re V, 7.248% (3 Month U.S. Treasury Bill +
	724 bps), 6/7/21 (144A)	45
		$ 111
	Total Event Linked Bonds	$ 111

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 29

Schedule of Investments | 4/30/21
(unaudited)(continued)

Face
Amount
USD ($)		Value
	Collateralized Reinsurance — 0.2%
	Multiperil – U.S. — 0.0%†
250,000+(h)	Dingle Re 2019, 2/1/22	$ 5,131
	Multiperil – Worldwide — 0.1%
1,000,000+(a)(h)	Cypress Re 2017, 1/31/22	$ 100
555,123+(a)(h)	Dartmouth Re 2018, 1/31/22	117,187
584,814+(a)(h)	Gloucester Re 2018, 2/28/22	102,927
39,000+(a)(h)	Limestone Re, 3/1/23 (144A)	53,828
24,000+(h)	Limestone Re 2016-1, 8/31/21	2,000
24,000+(h)	Limestone Re 2016-1, 8/31/21	2,000
333,342+(a)(h)	Oyster Bay Re 2018, 1/31/22	302,541
800,000+(a)(h)	Resilience Re, 10/6/21	80
340,299+(a)(h)	Seminole Re 2018, 1/31/22	8,408
442,599+(a)(h)	Walton Health Re 2018, 6/15/21	139,032
		$ 728,103
	Windstorm – Florida — 0.1%
400,000+(a)(h)	Formby Re 2018, 2/28/22	$ 55,677
750,000+(a)(h)	Portrush Re 2017, 6/15/21	478,575
		$ 534,252
	Windstorm – U.S. Regional — 0.0%†
500,000+(a)(h)	Oakmont Re 2017, 4/30/22	$ 14,700
	Total Collateralized Reinsurance	$ 1,282,186
	Reinsurance Sidecars — 0.2%
	Multiperil – U.S. — 0.0%†
1,500,000+(a)(h)	Carnoustie Re 2017, 11/30/21	$ 197,700
1,400,000+(a)(i)	Harambee Re 2018, 12/31/21	4,900
973,488+(i)	Harambee Re 2019, 12/31/22	8,177
		$ 210,777
	Multiperil – Worldwide — 0.2%
8,504+(i)	Alturas Re 2019-2, 3/10/22	$ 22,586
1,000,000+(a)(h)	Bantry Re 2016, 3/31/22	80,600
500,000+(a)(h)	Bantry Re 2017, 3/31/22	29,220
400,000+(a)(h)	Bantry Re 2018, 12/31/21	4,560
400,000+(a)(h)	Bantry Re 2019, 12/31/22	13,585
2,152,482+(a)(h)	Berwick Re 2018-1, 12/31/21	206,815
1,067,182+(a)(h)	Berwick Re 2019-1, 12/31/22	127,528
400,000+(i)	Blue Lotus Re 2018, 12/31/21	12,280
37,500+(h)	Eden Re II, 3/22/22 (144A)	29,618
15,000+(h)	Eden Re II, 3/22/22 (144A)	12,226
7,850+(h)	Eden Re II, 3/22/23 (144A)	45,415
2,400,000+(a)(h)	Gleneagles Re 2016, 11/30/21	74,880

The accompanying notes are an integral part of these financial statements.
30 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
400,000+(a)(h)	Gleneagles Re 2018, 12/31/21	$ 47,320
800,000+(a)(i)	Lorenz Re 2018, 7/1/21	8,560
411,569+(a)(i)	Lorenz Re 2019, 6/30/22	19,344
900,000+(a)(h)	Merion Re 2018-2, 12/31/21	148,950
2,000,000+(h)	Pangaea Re 2016-2, 11/30/21	3,567
500,000+(a)(h)	Pangaea Re 2018-1, 12/31/21	10,527
500,000+(a)(h)	Pangaea Re 2018-3, 7/1/22	10,372
409,624+(a)(h)	Pangaea Re 2019-1, 2/1/23	8,536
367,657+(a)(h)	Pangaea Re 2019-3, 7/1/23	13,225
1,000,000+(a)(h)	St. Andrews Re 2017-1, 2/1/22	67,800
868,992+(a)(h)	St. Andrews Re 2017-4, 6/1/21	85,509
250,000+(a)(i)	Thopas Re 2018, 12/31/21	1,575
600,000+(a)(i)	Thopas Re 2019, 12/31/22	25,080
450,000+(a)(h)	Versutus Re 2018, 12/31/21	1,485
397,146+(h)	Versutus Re 2019-A, 12/31/21	6,990
52,853+(h)	Versutus Re 2019-B, 12/31/21	867
300,000+(a)(i)	Viribus Re 2018, 12/31/21	—
127,384+(a)(i)	Viribus Re 2019, 12/31/22	5,286
405,831+(a)(h)	Woburn Re 2018, 12/31/21	29,788
419,863+(a)(h)	Woburn Re 2019, 12/31/22	124,153
		$ 1,278,247
	Total Reinsurance Sidecars	$ 1,489,024
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $4,800,640)	$ 2,771,321

Principal
Amount
USD ($)
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 2.6% of Net Assets*(g)
	Aerospace & Defense — 0.4%
2,010,000	Grupo Aeromexico, SAB de CV, DIP Tranche 1 Term
	Loan, 9.0% (LIBOR + 800 bps), 12/31/21	$ 2,025,075
572,879	Grupo Aeromexico, SAB de CV, DIP Tranche 2 Term
	Loan, 15.5% (LIBOR + 1,450 bps), 12/31/21	587,917
	Total Aerospace & Defense	$ 2,612,992
	Diversified & Conglomerate Service — 0.5%
1,411,196	First Brands Group LLC 2021, First Lien Term Loan,
	6.0% (LIBOR + 500 bps), 3/30/27	$ 1,432,365
1,903,219	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	1,781,888
	Total Diversified & Conglomerate Service	$ 3,214,253

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 31

Schedule of Investments | 4/30/21
(unaudited)(continued)

Principal
Amount
USD ($)		Value
Entertainment & Leisure — 0.7%
4,410,000	Enterprise Development Authority, Term Loan B, 5.0%
	(LIBOR + 425 bps), 2/28/28	$ 4,426,537
	Total Entertainment & Leisure	$ 4,426,537
Healthcare, Education & Childcare — 0.3%
765,625	Alliance HealthCare Services, Inc., First Lien Initial
	Term Loan, 5.5% (LIBOR + 450 bps), 10/24/23	$ 725,789
420,000(j)	Surgery Center Holdings, Inc. First Lien Term
	Loan, 8/31/26	419,080
1,044,450	Surgery Center Holdings, Inc., 2020 Incremental Term
	Loan, 9.0% (LIBOR + 800 bps), 9/3/24	1,069,691
	Total Healthcare, Education & Childcare	$ 2,214,560
Hotel, Gaming & Leisure — 0.0%†
256,914	Spectacle Gary Holdings LLC, Delayed Draw Term
	Loan, 11.0% (LIBOR + 900 bps), 12/23/25	$ 280,465
	Total Hotel, Gaming & Leisure	$ 280,465
Securities & Trusts — 0.6%
3,538,286	Spectacle Gary Holdings LLC, Closing Date Term
	Loan, 11.0% (LIBOR + 900 bps), 12/23/25	$ 3,862,630
	Total Securities & Trusts	$ 3,862,630
Utilities — 0.1%
868,438	PG & E Corp., Term Loan, 3.5% (LIBOR +
	300 bps), 6/23/25	$ 866,537
	Total Utilities	$ 866,537
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $16,718,555)	$ 17,477,974
U.S. GOVERNMENT AND AGENCY
OBLIGATION — 1.4% of Net Assets
9,000,000(g)	U.S. Treasury Floating Rate Notes, 0.32% (3 Month
U.S. Treasury Bill Money Market Yield +
	30 bps), 10/31/21	$ 9,013,393
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
	(Cost $9,005,127)	$ 9,013,393

Shares
	RIGHTS/WARRANTS — 0.1% of Net Assets
	Health Care Providers & Services — 0.0%†
2,136^(a)(k)	Option Care Health, Inc., 6/30/25	$ 3,546
2,136^(a)(l)	Option Care Health, Inc., 6/30/25	2,755
	Total Health Care Providers & Services	$ 6,301

The accompanying notes are an integral part of these financial statements.
32 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Shares		Value
Oil, Gas & Consumable Fuels — 0.0%†
921(a)(m)	Alpha Metallurgical Resources, Inc. 7/26/23	$ 2,445
4,728,525(a)(n)	ANR, Inc., 3/31/23	26,007
	Total Oil, Gas & Consumable Fuels	$ 28,452
Transportation — 0.1%
17,624^(a)(o)	Syncreon Group, 10/01/24	$ 399,801
	Total Transportation	$ 399,801
TOTAL RIGHTS/WARRANTS
	(Cost $598,118)	$ 434,554
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 95.0%
	(Cost $608,994,870)	$ 632,111,161
	OTHER ASSETS AND LIABILITIES — 5.0%	$ 33,735,013
	NET ASSETS — 100.0%	$ 665,846,174

bps	Basis Points.
CMT	Constant Maturity Rate Index.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2021, the value of these securities amounted to
$472,019,905, or 70.9% of net assets.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at
April 30, 2021.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at April 30, 2021.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2021.

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 33

Schedule of Investments | 4/30/21
(unaudited)(continued)

(f)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(g)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2021.
(h)	Issued as participation notes.
(i)	Issued as preference shares.
(j)	This term loan will settle after April 30, 2021, at which time the interest rate will be determined.
(k)	Option Care Health, Inc. warrants are exercisable into 2,136 shares.
(l)	Option Care Health, Inc. warrants are exercisable into 2,136 shares.
(m)	Alpha Metallurgical Resources, Inc. warrants are exercisable into 921 shares.
(n)	ANR, Inc., 3/31/23 warrants are exercisable into 4,728,525 shares.
(o)	Syncreon Group warrants are exercisable into 17,624 shares.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 8,504	$ 22,586
Bantry Re 2016	2/6/2019	80,600	80,600
Bantry Re 2017	2/6/2019	29,232	29,220
Bantry Re 2018	2/6/2019	4,551	4,560
Bantry Re 2019	2/1/2019	—	13,585
Berwick Re 2018-1	1/10/2018	354,938	206,815
Berwick Re 2019-1	12/31/2018	127,519	127,528
Blue Lotus Re 2018	12/20/2017	—	12,280
Caelus Re V	5/4/2018	450,000	45
Caelus Re V	4/27/2017	750,000	66
Carnoustie Re 2017	1/5/2017	356,635	197,700
Cypress Re 2017	1/24/2017	3,361	100
Dartmouth Re 2018	1/18/2018	225,619	117,187
Dingle Re 2019	3/4/2019	—	5,131
Eden Re II	1/22/2019	921	45,415
Eden Re II	1/23/2018	867	29,618
Eden Re II	12/15/2017	896	12,226
Formby Re 2018	7/9/2018	44,131	55,677
Gleneagles Re 2016	1/14/2016	—	74,880
Gleneagles Re 2018	12/27/2017	32,109	47,320
Gloucester Re 2018	1/2/2018	94,770	102,927
Harambee Re 2018	12/19/2017	71,205	4,900
Harambee Re 2019	4/24/2019	—	8,177
Limestone Re	6/20/2018	28,822	53,828
Limestone Re 2016-1	12/15/2016	1,980	2,000
Limestone Re 2016-1	12/15/2016	1,980	2,000
Lorenz Re 2018	6/26/2018	181,513	8,560
Lorenz Re 2019	7/10/2019	131,235	19,344
Merion Re 2018-2	12/28/2017	37,037	148,950
Oakmont Re 2017	5/10/2017	—	14,700
Oyster Bay Re 2018	1/17/2018	297,524	302,541
Pangaea Re 2016-2	5/31/2016	—	3,567
Pangaea Re 2018-1	1/11/2018	71,503	10,527
Pangaea Re 2018-3	5/31/2018	120,430	10,372
Pangaea Re 2019-1	1/9/2019	4,301	8,536
Pangaea Re 2019-3	7/25/2019	11,030	13,225

The accompanying notes are an integral part of these financial statements.
34 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Restricted Securities	Acquisition date	Cost	Value
Portrush Re 2017	6/12/2017	$575,239	$ 478,575
Resilience Re	4/13/2017	2,614	80
Seminole Re 2018	1/2/2018	2,876	8,408
St. Andrews Re 2017-1	1/5/2017	67,748	67,800
St. Andrews Re 2017-4	3/31/2017	—	85,509
Thopas Re 2018	12/12/2017	33,941	1,575
Thopas Re 2019	12/21/2018	22,734	25,080
Versutus Re 2018	1/31/2018	2,857	1,485
Versutus Re 2019-A	1/28/2019	—	6,990
Versutus Re 2019-B	12/24/2018	—	867
Viribus Re 2018	12/22/2017	24,465	—
Viribus Re 2019	3/25/2019	—	5,286
Walton Health Re 2018	6/25/2018	291,732	139,032
Woburn Re 2018	3/20/2018	143,620	29,788
Woburn Re 2019	1/30/2019	109,601	124,153
Total Restricted Securities			$2,771,321
% of Net assets			0.4%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency		Currency			Settlement	Unrealized
Purchased	In Exchange for	Sold	Deliver	Counterparty	Date	Appreciation
USD	1,701,792	EUR	(1,400,000)	State Street
				Bank &
				Trust Co.	7/27/21	$15,584
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$15,584

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — BUY PROTECTION
	Reference		Annual
Notional	Obligation/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	Paid	(Depreciation)	Value
48,580,000	Markit CDX	Pay	5.00%	6/20/26	$128,197	$(5,178,509)	$(5,050,312)
	North America
	High Yield
	Series 33
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACT — BUY PROTECTION					$128,197	$(5,178,509)	$(5,050,312)

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 35

Schedule of Investments | 4/30/21
(unaudited)(continued)
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — SELL PROTECTION

	Reference		Annual		Premiums	Unrealized
Notional	Obligation/	Pay/	Fixed	Expiration	Paid/	Appreciation	Market
Amount ($)(1)	Index	Receive(3)	Rate	Date	(Received)	(Depreciation)	Value
1,619,800	Markit CDX	Receive	5.00%	12/20/24	$ (3,825)	$ 175,556	$ 171,731
	North America
	High Yield
	Series 32
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACT — SELL PROTECTION					$ (3,825)	$ 175,556	$ 171,731
TOTAL SWAP CONTRACTS					$124,372	$(5,002,953)	$(4,878,581)

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2) Pays quarterly.
(3) Receives quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR — Euro

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2021, aggregated $268,984,883 and $255,428,484, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2021, the Fund engaged in purchases of $4,313,386 which resulted in a net realized gain/(loss) of $0. During the six months ended April 30, 2021, the Fund did not engage in sales pursuant to these procedures.
At April 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $610,964,451 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 32,200,904
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(15,917,189)
Net unrealized appreciation	$ 16,283,715

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Semiannual Report | 4/30/21

The following is a summary of the inputs used as of April 30, 2021, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Energy Equipment &
Services	$3,667,595	$928,656	$—	$4,596,251
Oil, Gas & Consumable Fuels	1,202,161	209,012	—	1,411,173
Convertible Preferred Stock	2,238,193	—	—	2,238,193
Collateralized Mortgage
Obligation	—	131,644	—	131,644
Convertible Corporate Bonds	—	26,508,345	—	26,508,345
Corporate Bonds	—	567,528,313	—	567,528,313
Insurance-Linked Securities
Catastrophe Linked Bonds
Multiperil - U.S.	—	45	66	111
Collateralized Reinsurance
Multiperil - U.S.	—	—	5,131	5,131
Multiperil - Worldwide	—	—	728,103	728,103
Windstorm - Florida	—	—	534,252	534,252
Windstorm - U.S. Regional	—	—	14,700	14,700
Reinsurance Sidecars
Multiperil - U.S.	—	—	210,777	210,777
Multiperil - Worldwide	—	—	1,278,247	1,278,247
Senior Secured Floating Rate
Loan Interests	—	17,477,974	—	17,477,974
U.S. Government and Agency
Obligation	—	9,013,393	—	9,013,393
Rights/Warrants
Health Care Providers &
Services	—	—	6,301	6,301
Oil, Gas & Consumable Fuels	—	28,452	—	28,452
Transportation	—	399,801	—	399,801
Total Investments in Securities	$7,107,949	$622,225,635	$2,777,577	$632,111,161
Other Financial Instruments
Net unrealized appreciation
on forward foreign currency
exchange contracts	$—	$15,584	$—	$15,584
Swap contracts, at value	—	(4,878,581)	—	(4,878,581)
Total Other
Financial Instruments	$—	$(4,862,997)	$—	$(4,862,997)

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 37

Schedule of Investments | 4/30/21
(unaudited)(continued)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
	Common	Linked	Rights/
	Stocks	Securities	Warrants		Total
Balance as of 10/31/20	$209,012	$4,360,427	$—	*	$4,569,439
Realized gain (loss)[1]	—	(52,451)	—		(52,451)
Change in unrealized appreciation
(depreciation)[2]	—	15,787	3,119		18,906
Accrued discounts/premiums	—	—	—		—
Purchases	—	—	—		—
Sales	—	(1,552,487)	—		(1,552,487)
Transfers in to Level 3**	—	—	3,182		3,182
Transfers out of Level 3**	(209,012)	—	—		(209,012)
Balance as of 4/30/21	$—	$2,771,276	$6,301		$2,777,577

1	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
2	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Security valued at $0.
**	Transfers are calculated on the beginning of period value. During the six months ended April 30,
2021, an investment valued at $209,012 was transferred from Level 3 to Level 2, as there were significant observable inputs to determine its value. An investment valued at $3,182 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at April 30, 2021:	$(19,553)

The accompanying notes are an integral part of these financial statements.
38 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Statement of Assets and Liabilities | 4/30/21
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $608,994,870)	$632,111,161
Cash	31,063,277
Foreign currencies, at value (cost $40,679)	40,385
Swaps collateral	2,686,970
Due from broker for swaps	4,891,521
Variation margin for centrally cleared swap contracts	50,639
Net unrealized appreciation on forward foreign currency exchange contracts	15,584
Receivables —
Investment securities sold	63,712
Fund shares sold	583,152
Interest	8,075,183
Due from the Adviser	23,923
Other assets	60,787
Total assets	$679,666,294
LIABILITIES:
Payables —
Investment securities purchased	$7,354,034
Fund shares repurchased	1,144,016
Distributions	156,414
Trustees’ fees	1,745
Swap contracts, at value (net premiums received $124,373)	4,878,581
Due to affiliates	89,723
Accrued expenses	195,607
Total liabilities	$13,820,120
NET ASSETS:
Paid-in capital	$690,695,407
Distributable earnings (loss)	(24,849,233)
Net assets	$665,846,174
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $450,045,355/46,659,075 shares)	$9.65
Class C (based on $12,217,789/1,240,133 shares)	$9.85
Class R (based on $11,934,685/1,090,655 shares)	$10.94
Class Y (based on $191,648,345/19,848,362 shares)	$9.66
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.65 net asset value per share/100%-4.50%
maximum sales charge)	$10.10

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 39

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$18,898,987
Dividends from unaffiliated issuers	281,263
Total investment income		$19,180,250
EXPENSES:
Management fees	$2,225,394
Administrative expense	125,430
Transfer agent fees
Class A	274,014
Class C	13,204
Class R	15,956
Class Y	94,188
Distribution fees
Class A	546,054
Class C	68,183
Class R	29,754
Shareowner communications expense	31,239
Custodian fees	10,018
Registration fees	35,110
Professional fees	62,086
Printing expense	20,415
Pricing fees	9,529
Trustees’ fees	11,420
Insurance expense	399
Miscellaneous	32,382
Total expenses		$3,604,775
Less fees waived and expenses reimbursed
by the Adviser		(189,653)
Net expenses		$3,415,122
Net investment income		$15,765,128
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$13,195,881
Forward foreign currency exchange contracts	(44,586)
Swap contracts	5,642,585
Other assets and liabilities denominated in
foreign currencies	1,884	$18,795,764
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$31,901,123
Forward foreign currency exchange contracts	8,868
Swap contracts	(5,200,194)
Unfunded loan commitments	1,933
Other assets and liabilities denominated in
foreign currencies	(201)	$26,711,529
Net realized and unrealized gain (loss) on investments		$45,507,293
Net increase in net assets resulting from operations		$61,272,421

The accompanying notes are an integral part of these financial statements.
40 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Statements of Changes in Net Assets

	Six Months
	Ended
	4/30/21	Year Ended
	(unaudited)	10/31/20
FROM OPERATIONS:
Net investment income (loss)	$15,765,128	$35,046,609
Net realized gain (loss) on investments	18,795,764	(31,466,146)
Change in net unrealized appreciation (depreciation)
on investments	26,711,529	(14,140,724)
Net increase (decrease) in net assets resulting
from operations	$61,272,421	$(10,560,261)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.23 and $0.49 per share, respectively)	$(10,744,501)	$(24,460,968)
Class C ($0.20 and $0.44 per share, respectively)	(279,748)	(945,818)
Class R ($0.24 and $0.51 per share, respectively)	(265,946)	(653,441)
Class Y ($0.24 and $0.52 per share, respectively)	(4,754,873)	(10,462,395)
Total distributions to shareowners	$(16,045,068)	$(36,522,622)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$69,133,138	$117,065,142
Reinvestment of distributions	14,482,682	32,635,161
Cost of shares repurchased	(85,070,386)	(233,282,658)
Net decrease in net assets resulting from Fund
share transactions	$(1,454,566)	$(83,582,355)
Net increase (decrease) in net assets	$43,772,787	$(130,665,238)
NET ASSETS:
Beginning of period	$622,073,387	$752,738,625
End of period	$665,846,174	$622,073,387

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 41

Statements of Changes in Net Assets
(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	4/30/21	4/30/21	Ended	Ended
	Shares	Amount	10/31/20	10/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	4,604,942	$43,838,927	3,344,386	$30,056,468
Reinvestment of
distributions	1,014,187	9,663,531	2,422,438	21,857,768
Less shares repurchased	(5,356,577)	(51,033,952)	(12,899,513)	(116,623,759)
Net increase
(decrease)	262,552	$2,468,506	(7,132,689)	$(64,709,523)
Class C
Shares sold	96,218	$935,484	219,693	$2,031,254
Reinvestment of
distributions	28,197	274,284	94,984	876,231
Less shares repurchased	(737,176)	(7,129,015)	(931,263)	(8,524,422)
Net decrease	(612,761)	$(5,919,247)	(616,586)	$(5,616,937)
Class R
Shares sold	143,054	$1,535,042	643,180	$6,436,926
Reinvestment of
distributions	24,758	265,946	61,475	628,831
Less shares repurchased	(209,938)	(2,267,572)	(986,466)	(9,978,755)
Net decrease	(42,126)	$(466,584)	(281,811)	$(2,912,998)
Class Y
Shares sold	2,395,770	$22,823,685	8,889,838	$78,540,494
Reinvestment of
distributions	448,578	4,278,921	1,028,209	9,272,331
Less shares repurchased	(2,590,228)	(24,639,847)	(11,247,935)	(98,155,722)
Net increase
(decrease)	254,120	$2,462,759	(1,329,888)	$(10,342,897)

The accompanying notes are an integral part of these financial statements.
42 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Financial Highlights
	Six Months
	Ended		Year	Year	Year	Year		Year
	4/30/21		Ended	Ended	Ended	Ended		Ended
	(unaudited)		10/31/20	10/31/19	10/31/18	10/31/17		10/31/16*
Class A
Net asset value, beginning of period	$8.99		$9.58	$9.37	$9.80	$9.43		$9.33
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.23		$0.48	$0.47	$0.47	$0.46		$0.46
Net realized and unrealized gain (loss) on investments	0.66		(0.58)	0.24	(0.45)	0.38		0.19
Net increase (decrease) from investment operations	$0.89		$(0.10)	$0.71	$0.02	$0.84		$0.65
Distributions to shareowners:
Net investment income	$(0.23)		$(0.49)	$(0.50)	$(0.45)	$(0.47)		$(0.48)
Net realized gain	—		—	—		—		(0.07)
Total distributions	$(0.23)		$(0.49)	$(0.50)	$(0.45)	$(0.47)		$(0.55)
Net increase (decrease) in net asset value	$0.66		$(0.59)	$0.21	$(0.43)	$0.37		$0.10
Net asset value, end of period	$9.65		$8.99	$9.58	$9.37	$9.80		$9.43
Total return (b)	10.00	%(c)	(0.89)%	7.82%	0.21%	9.05	%(d)	7.29%
Ratio of net expenses to average net assets	1.10	%(e)	1.10%	1.19%	1.14%	1.15%		1.17%
Ratio of net investment income (loss) to average net assets	4.83	%(e)	5.24%	4.97%	4.87%	4.80%		5.09%
Portfolio turnover rate	41	%(c)	85%	59%	45%	39%		41%
Net assets, end of period (in thousands)	$450,045		$417,137	$512,624	$537,907	$525,164		$580,260
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.17%		1.17%	1.19%	1.14%	1.15%		1.17%
Net investment income (loss) to average net assets	4.76%		5.17%	4.97%	4.87%	4.80%		5.09%
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.94%.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 43

Financial Highlights (continued)
	Six Months
	Ended		Year	Year	Year	Year		Year
	4/30/21		Ended	Ended	Ended	Ended		Ended
	(unaudited)		10/31/20	10/31/19	10/31/18	10/31/17		10/31/16*
Class C
Net asset value, beginning of period	$9.18		$9.79	$9.57	$10.01	$9.63		$9.52
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.19		$0.41	$0.40	$0.40	$0.41		$0.41
Net realized and unrealized gain (loss) on investments	0.68		(0.58)	0.25	(0.45)	0.38		0.19
Net increase (decrease) from investment operations	$0.87		$(0.17)	$0.65	$(0.05)	$0.79		$0.60
Distributions to shareowners:
Net investment income	$(0.20)		$(0.44)	$(0.43)	$(0.39)	$(0.41)		$(0.42)
Net realized gain	—		—	—	—	—		(0.07)
Total distributions	$(0.20)		$(0.44)	$(0.43)	$(0.39)	$(0.41)		$(0.49)
Net increase (decrease) in net asset value	$0.67		$(0.61)	$0.22	$(0.44)	$0.38		$0.11
Net asset value, end of period	$9.85		$9.18	$9.79	$9.57	$10.01		$9.63
Total return (b)	9.51	%(c)	(1.71)%	6.98%	(0.52)%	8.29	%(d)	6.60%
Ratio of net expenses to average net assets	2.00	%(e)	1.87%	1.94%	1.86%	1.86%		1.88%
Ratio of net investment income (loss) to average net assets	3.94	%(e)	4.48%	4.21%	4.10%	4.11%		4.40%
Portfolio turnover rate	41	%(c)	85%	59%	45%	39%		41%
Net assets, end of period (in thousands)	$12,218		$17,019	$24,166	$37,546	$192,558		$259,910

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.18%.
(e) Annualized.

The accompanying notes are an integral part of these financial statements.
44 Pioneer High Yield Fund | Semiannual Report | 4/30/21

	Six Months
	Ended		Year	Year	Year	Year		Year
	4/30/21		Ended	Ended	Ended	Ended		Ended
	(unaudited)		10/31/20	10/31/19	10/31/18	10/31/17		10/31/16*
Class R
Net asset value, beginning of period	$10.20		$10.84	$10.61	$11.09	$10.68		$10.53
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.23		$0.50	$0.48	$0.49	$0.48		$0.49
Net realized and unrealized gain (loss) on investments	0.75		(0.63)	0.27	(0.50)	0.41		0.22
Net increase (decrease) from investment operations	$0.98		$(0.13)	$0.75	$(0.01)	$0.89		$0.71
Distributions to shareowners:
Net investment income	$(0.24)		$(0.51)	$(0.52)	$(0.47)	$(0.48)		$(0.49)
Net realized gain	—		—	—	—	—		(0.07)
Total distributions	$(0.24)		$(0.51)	$(0.52)	$(0.47)	$(0.48)		$(0.56)
Net increase (decrease) in net asset value	$0.74		$(0.64)	$0.23	$(0.48)	$0.41		$0.15
Net asset value, end of period	$10.94		$10.20	$10.84	$10.61	$11.09		$10.68
Total return (b)	9.67	%(c)	(1.08)%	7.28%	(0.14)%	8.50	%(d)	7.11	%(e)
Ratio of net expenses to average net assets	1.56	%(f)	1.51%	1.63%	1.50%	1.56%		1.49%
Ratio of net investment income (loss) to average net assets	4.37	%(f)	4.82%	4.51%	4.48%	4.39%		4.76%
Portfolio turnover rate	41	%(c)	85%	59%	45%	39%		41%
Net assets, end of period (in thousands)	$11,935		$11,556	$15,332	$18,405	$24,366		$29,721

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.41%.
(e)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 45

Financial Highlights (continued)
	Six Months
	Ended		Year	Year	Year	Year		Year
	4/30/21		Ended	Ended	Ended	Ended		Ended
	(unaudited)		10/31/20	10/31/19	10/31/18	10/31/17		10/31/16*
Class Y
Net asset value, beginning of period	$9.00		$9.59	$9.38	$9.81	$9.44		$9.34
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.24		$0.50	$0.50	$0.50	$0.49		$0.49
Net realized and unrealized gain (loss) on investments	0.66		(0.57)	0.24	(0.45)	0.37		0.18
Net increase (decrease) from investment operations	$0.90		$(0.07)	$0.74	$0.05	$0.86		$0.67
Distributions to shareowners:
Net investment income	$(0.24)		$(0.52)	$(0.53)	$(0.48)	$(0.49)		$(0.50)
Net realized gain	—		—	—	—	—		(0.07)
Total distributions	$(0.24)		$(0.52)	$(0.53)	$(0.48)	$(0.49)		$(0.57)
Net increase (decrease) in net asset value	$0.66		$(0.59)	$0.21	$(0.43)	$0.37		$0.10
Net asset value, end of period	$9.66		$9.00	$9.59	$9.38	$9.81		$9.44
Total return (b)	10.12	%(c)	(0.62)%	8.12%	0.51%	9.34	%(d)	7.62%
Ratio of net expenses to average net assets	0.85	%(e)	0.85%	0.88%	0.85%	0.87%		0.87%
Ratio of net investment income (loss) to average net assets	5.09	%(e)	5.50%	5.27%	5.15%	5.08%		5.39%
Portfolio turnover rate	41	%(c)	85%	59%	45%	39%		41%
Net assets, end of period (in thousands)	$191,648		$176,362	$200,617	$205,543	$229,866		$230,343
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.89%		0.87%	0.88%	0.85%	0.87%		0.87%
Net investment income (loss) to average net assets	5.05%		5.48%	5.27%	5.15%	5.08%		5.39%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 9.23%.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.
46 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Notes to Financial Statements | 4/30/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer High Yield Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of April 30, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the six months ended April 30, 2021. The
Pioneer High Yield Fund | Semiannual Report | 4/30/21 47

impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors.

48 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 49

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At April 30, 2021, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.23% of net assets. The value of these fair valued securities was $1,543,769.

50 Pioneer High Yield Fund | Semiannual Report | 4/30/21

B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 51

D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$36,522,622
Total	$36,522,622

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2020:
2020
Distributable earnings/(losses):
Undistributed ordinary income	$534,240
Capital loss carryforward	(60,529,500)
Dividend payable	(271,093)
Net unrealized depreciation	(9,810,233)
Total	$(70,076,586)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency exchange contracts and swaps, adjustments relating to event linked bonds and swaps.

52 Pioneer High Yield Fund | Semiannual Report | 4/30/21

E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $4,501 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2021.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in
Pioneer High Yield Fund | Semiannual Report | 4/30/21 53

foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to or discontinuation of LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and

54 Pioneer High Yield Fund | Semiannual Report | 4/30/21

instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 55

Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at April 30, 2021 are listed in the Schedule of Investments.
I.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
56 Pioneer High Yield Fund | Semiannual Report | 4/30/21

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.   Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the six months ended April 30, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 57

The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2021, was $(2,049,202). Open forward foreign currency exchange contracts outstanding at April 30, 2021, are listed in the Schedule of Investments.
K.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

58 Pioneer High Yield Fund | Semiannual Report | 4/30/21

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended April 30, 2021, was $(837,301). Open credit default swap contracts at April 30, 2021, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% of the next $500 million of the Fund’s average daily net assets, 0.60% of the next $4 billion of the Fund’s average daily net assets, 0.55% of the next $1 billion, 0.50% of the next $1 billion of the Fund’s average daily net assets, 0.45% of the next $1 billion of the Fund’s average daily net assets, 0.40% of the next $1 billion of the Fund’s average daily net assets, 0.35% of the next $1 billion of the Fund’s
Pioneer High Yield Fund | Semiannual Report | 4/30/21 59

average daily net assets, and 0.30% of the Fund’s average daily net assets over $10 billion. For the six months ended April 30, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.69% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.10% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2021 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $35,509 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended April 30, 2021, the Fund paid $11,420 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At April 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,745.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

60 Pioneer High Yield Fund | Semiannual Report | 4/30/21

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2021, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$27,970
Class C	1,871
Class R	692
Class Y	706
Total	$31,239

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $54,214 in distribution fees payable to the Distributor at April 30, 2021.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares.
Pioneer High Yield Fund | Semiannual Report | 4/30/21 61

Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2021, CDSCs in the amount of $1,209 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million.
Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2021, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be

62 Pioneer High Yield Fund | Semiannual Report | 4/30/21

restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2021.
	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
State Street
Bank & Trust Co.	$15,584	$ —	$ —	$ —	$15,584
Total	$15,584	$ —	$ —	$ —	$15,584

Derivative
Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
State Street
Bank & Trust Co.	$ —	$ —	$ —	$ —	$ —
Total	$ —	$ —	$ —	$ —	$ —

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.

Pioneer High Yield Fund | Semiannual Report | 4/30/21 63

8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2021, was as follows:
Statement of Assets and Liabilities

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Net unrealized appreciation
on forward foreign
currency contracts	$—	$—	$15,584	$—	$—
Total Value	$—	$—	$15,584	$—	$—

Liabilities
Swap contracts, at value	$—	$4,878,581	$—	$—	$—
Total Value	$—	$4,878,581	$—	$—	$—

64 Pioneer High Yield Fund | Semiannual Report | 4/30/21

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2021 was as follows:
Statement of Operations

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Forward foreign currency
exchange contracts	$—	$—	$(44,586)	$—	$—
Swap contracts	—	5,642,585	—	—	—
Total Value	$—	$5,642,585	$(44,586)	$—	$—

Change in net unrealized
appreciation
(depreciation) on:
Forward foreign currency
exchange contracts	$—	$—	$8,868	$—	$—
Swap contracts	—	(5,200,194)	—	—	—
Total Value	$—	$(5,200,194)	$8,868	$—	$—

Pioneer High Yield Fund | Semiannual Report | 4/30/21 65

Trustees, Officers and Service Providers*

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Effective April 30, 2021, Mark E. Bradley is no longer Treasurer of the Fund.
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Pioneer High Yield Fund | Semiannual Report | 4/30/21 67

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68 Pioneer High Yield Fund | Semiannual Report | 4/30/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19383-15-0621

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer High Yield Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer
Date July 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date July 1, 2021

* Print the name and title of each signing officer under his or her signature.